Supplement Dated April 30, 2026
to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated February 27, 2026, for Thrivent Money Market Fund (the “Fund”), a series of Thrivent Mutual Funds
Effective immediately, John M. Northup, CFA, has been named as the portfolio manager for the Fund. He is a Senior Portfolio Manager. Prior to joining Thrivent in 2026, he was employed by RBC Global Asset Management from 2005 to 2026. Mr. Northup has worked in the investment management industry since 2000. William D. Stouten will no longer serve as a portfolio manager for the Fund due to his retirement.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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